Q3 2025 Investor Presentation November 4, 2025

Forward Looking Statements Certain statements contained in this presentation, other than purely historical information, including, but not limited to estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are forward-looking statements. Statements preceded by, followed by or that otherwise include the word “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could,” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of our management. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements. These factors include those listed under “Risk Factors” in Part I, Item 1A of our Form 10-K for the fiscal year ended December 29, 2024, Part II, Item 1A of our subsequent Forms 10-Q and other filings with the SEC. The forward-looking statements included in this document are made as of the date of this presentation and, except pursuant to any obligations to disclose material information under the federal securities laws, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this presentation. 2

MasterBrand Overview #1 North American residential cabinet manufacturer Key brands 1 Includes Supreme acquisition, which closed July 10, 2024 2 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP metrics. Please see Appendix for definitions and corresponding reconciliations to historical GAAP measures MasterBrand at a glance 1 ~60% Net sales to R&R 7,700+ Dealer network $364 million 2024 Adjusted EBITDA 2 13,000+ Employees 20+ Manufacturing facilities MasterBrand key financial metrics 3 $2.4 $2.5 $2.9 $3.3 $2.7 $2.7 10% 11% 11% 11% 14% 13% 0% 2% 4% 6% 8% 10% 12% 14% $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 2019 2020 2021 2022 2023 2024 Net Sales ($B) Adjusted EBITDA Margin 1 $2.7 billion 2024 Net sales 2

The MasterBrand Story Building great experiences together O U R P U R P O S E How? Tools that enable us to: Lead through Lean Engage teams and foster problem-solving Align to Grow Deliver on the unique needs of each customer Tech Enabled Drive profitable growth and transform the way we work through digital, data, and analytics D E L I V E R E D T H R O U G H T H E M A S T E R B R A N D W A Y Build on our rich history by innovating how we work and what we offer to delight our customers O U R V I S I O N Make the team better Be bold Champion improvement O U R C U L T U R E 4 PRE-SPIN-OFF TODAY Industry Leader Largest distribution network Product & Brand Portfolio Leader amongst peers Operational Excellence At Scale

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55%32% 13% Industry Leading Customer Base 6 MasterBrand channel mix 1 55% Dealer: provide customer education, service and design consultation 32% Retail: common box products that offer some customization along with in-stock, semi-custom and premium products 13% Builder: sold directly and highly correlated to single-family housing starts Dealer Retail Builder MasterBrand has a leadership position across channels… Overview of primary sales channels in the US and Canada: Dealer Channel Retailers / Home Center Channel Builder Channel Industry Channel Size % of total $7.3bn ~61% $3.4bn ~28% $1.3bn ~11% Primary End Market Exposure R&R / New Home Construction R&R New Home Construction Customer Concentration Low (25,000+) High (Top 3 represent ~90%) Medium (Growing trend of National Homebuilder Consolidation) Fragmented network: Requires broad products and regional presence to address and allows for a variety of consumer touch points Multi-brand strategy: Dealers offer multiple brands, enabling trade up and down to drive sales High retention rate: Physical showroom investments and sales training drive retention …and why it matters 1 Based on the trailing twelve months ended June 29, 2025.

7 Multi-Branded Strategy Across Price Points and Products ~53% ~40% ~100% ~27% ~60% ~20% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MasterBrand Competitor A Competitor B Stock / In-Stock Semi-Custom Custom / Premium Price point (per cabinet) <$350 >$750 MasterBrand portfolio by type and key brands Stock /In-Stock Semi-Custom Custom/Premium MasterBrand offers the most diverse product portfolio and covers the price spectrum 1 1 Based on the trailing twelve months ended June 29, 2025.

+ + + Integrated Manufacturing Network & Strong Track Record of Continuous Improvement ✓Footprint optimization ✓Proven tools of our business system, enable product portfolio simplification ✓Continuous improvement culture ✓Efficient capital spending profile 8 MasterBrand’s strategic transformation initiatives have created >$180 million of cumulative annual savings since 2019, with another $50 million of incremental savings anticipated in 2025 O L D M O D E L : 10+ product platform / plant silos N E W M O D E L : 4 construction-specific product platforms Assets Capabilities Product Specs Networked manufactured footprint Capability duplication aligned to demand Aligned product continuum

MasterBrand + American Woodmark: Compelling Strategic Combination with Clear Value Drivers 9 Brings Together Two Highly Complementary American Businesses, Benefitting Customers, Associates, and Shareholders Fortifies Financial Profile and Enhances Capital Flexibility Expects to unlock Meaningful Cost Synergies and Commercial Growth Opportunities to Accelerate and Amplify Value Creation • Expects annual run-rate cost synergies of $90M by the end of year three, following close • Anticipates accretion to adjusted diluted EPS in year two, following close • Expects to achieve stated net leverage target of <2x at close For additional details, please see the full transaction presentation on the MasterBrand investor relations website Enhances the Industry’s Most Diversified Portfolio of World-Class Cabinet Brands and Products Covering the Full Price Spectrum

($ in millions, except per share amounts) Q3 2025 Q3 2024 B/(W) Net Sales $698.9 $718.1 (2.7%) Gross Profit $218.2 $238.0 (8.3%) Gross Profit Margin 31.2% 33.1% (190 bps) SG&A $167.5 $166.3 0.7% Net Income $18.1 $29.1 (37.8%) Net Income Margin 2.6% 4.1% (150 bps) Adjusted EBITDA1 $90.6 $104.5 (13.3%) Adjusted EBITDA Margin 1 13.0% 14.6% (160 bps) Diluted EPS (GAAP) $0.14 $0.22 (36.4%) Adjusted Diluted EPS1 $0.33 $0.40 (17.5%) Net Cash Provided By Operating Activities (YTD) $108.8 $176.9 (38.5%) Free Cash Flow1 (YTD) $65.0 $142.3 (54.3%) Q3 2025 Highlights • Top-line performance was primarily the result of mid- to high single-digit market decline, partially offset by the continued flow through of previously implemented price and share gains, particularly in the builder channel. This marks the first period with Supreme fully annualized in year-over-year comparisons. • The y-o-y decline in net income was driven by lower gross profit, partially offset by lower income tax expense. • Adjusted EBITDA margin1 declined primarily due to lower volume and the related unfavorable fixed cost leverage, as well as tariffs, partially offset by continuous improvement efforts net of inflation, realized net average selling price improvements and Supreme integration synergies. 10 Financial Results 1 Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Diluted EPS, and Free Cash Flow are non-GAAP metrics. Please see Appendix for definitions and corresponding reconciliations to historical GAAP measures

Near-Term Expectations Full Year 2025 Outlook 1 • Mid-single-digit decrease in organic net sales y-o-y; Supreme to add mid- single-digits • Organic net sales performance to outperform underlying market demand as new products and channel-specific offerings, and previously implemented price actions gain traction • Outlook only reflects tariffs in effect as of November 4, 2025. Outlook does not reflect any tariff-related tax considerations, nor does it reflect other potential tariff impact on company costs or end market demand • Outlook does not reflect any anticipated financial benefits from the pending merger with American Woodmark and does not include expected transaction or integration-related costs • Mid-single-digit declines in U.S. new construction, U.S. repair and remodel to be down mid- to high single-digits. Canadian new construction and repair and remodel end-market demand to be down mid-single-digits y-o-y • Continuing a disciplined approach to spending while remaining committed to strategic investments in the business • Free cash flow2 expected to be in excess of net income in 2025 Drivers Market Growth High to Mid-Single- Digit % Decline North American Cabinets Market MasterBrand ~Flat Net Sales $315-$335 million Adjusted EBITDA 2 ~11.5%-12.0% Adjusted EBITDA Margin 2 $1.01-$1.13 Adjusted Diluted EPS 2 S T R O N G B A L A N C E S H E E T W I T H F I N A N C I A L F L E X I B I L I T Y 12 1 This outlook information was established by the Company on its third quarter 2025 Earnings Conference Call on November 4, 2025, and it speaks only as of that date. Its inclusion in this presentation does not constitute a reaffirmation or update of such information as of the date hereof or any other date. 2 Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Diluted EPS, and Free Cash Flow are non-GAAP metrics. Please see Appendix for definitions.

Long-Term Financial Targets Long Term Outlook1 1. Business and portfolio aligned with the customer 2. Operational Excellence will fuel margin growth 3. Flexible platform allows us to navigate any market condition Clear Path to Achieving Results 1 This outlook information was presented by the Company at its Investor Day 2022 presentation on December 6, 2022, and it speaks only as of that date. Its inclusion in this presentation does not constitute a reaffirmation or update of such information as of the date hereof or any other date. 2 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP metrics. Please see Appendix for definitions. Market Growth 3-5% CAGR North American Cabinets Market MasterBrand 4-6% CAGR Net Sales ~16%-18% FY Adjusted EBITDA Margin2 13 S T R O N G F O C U S O N M A R G I N E X P A N S I O N

MasterBrand: Investor Day 2022 05 Appendix

Non-GAAP Financial Measures To supplement the financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”) in this presentation, certain non-GAAP financial measures as defined under SEC rules have been included. It is our intent to provide non-GAAP financial information to enhance understanding of our financial information as prepared in accordance with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for, other financial measures prepared in accordance with GAAP. Our methods of determining these non-GAAP financial measures may differ from the methods used by other companies for these or similar non-GAAP financial measures. Accordingly, these non-GAAP financial measures may not be comparable to measures used by other companies. We use EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income margin, adjusted diluted earnings per share (“adjusted diluted EPS”), free cash flow, net debt, and net debt to adjusted EBITDA, which are all non-GAAP financial measures. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We evaluate the performance of our business based on income before income taxes, but also look to EBITDA as a performance evaluation measure because interest expense is related to corporate functions, as opposed to operations. For that reason, we believe EBITDA is a useful metric to investors in evaluating our operating results. Adjusted EBITDA is calculated by removing the impact of non-operational results and special items from EBITDA. Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net sales. Adjusted net income is calculated by removing the impact of non-operational results, including non-cash amortization expense, which is not deemed to be indicative of the results of current or future operations, and special items from net income. Adjusted net income margin is calculated as adjusted net income divided by net sales. Adjusted diluted EPS is a measure of our diluted earnings per share excluding non-operational results and special items. We believe these non-GAAP measures are useful to investors as they are representative of our core operations and are used in the management of our business, including decisions concerning the allocation of resources and assessment of performance. Free cash flow is defined as cash flow from operations less capital expenditures. We believe that free cash flow is a useful measure to investors because it is a meaningful indicator of cash generated from operating activities available for the execution of our business strategy, and is used in the management of our business, including decisions concerning the allocation of resources and assessment of performance. Net debt is defined as total balance sheet debt less cash and cash equivalents. We believe this measure is useful to investors as it provides a measure to compare debt less cash and cash equivalents across periods on a consistent basis. Net debt to adjusted EBITDA is calculated by dividing net debt by the trailing twelve months adjusted EBITDA. Net debt to adjusted EBITDA is used by management to assess our financial leverage and ability to service our debt obligations. As required by SEC rules, detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure are included in the appendix of this presentation. We have not provided a reconciliation of our fiscal 2025 adjusted EBITDA, adjusted EBITDA margin and adjusted diluted EPS guidance because the information needed to reconcile these measures is unavailable due to the inherent difficulty of forecasting the timing or amount of various items that have not yet occurred, including gains and losses associated with our defined benefit plans and restructuring and other charges, which are excluded from adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income margin, and adjusted diluted EPS. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with the Company’s accounting policies for future periods requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions used for historical non-GAAP measures. 15

Full Year Non-GAAP Reconciliations 16 Note: See tick legend on slide 16 December 29, December 27, December 26, December 25, December 31, December 29, (In millions, except percentages) 2019 2020 2021 2022 2023 2024 Reconciliation of Net Income to EBITDA to ADJUSTED EBITDA Net income (GAAP) 100.7$ 145.7$ 182.6$ 155.4$ 182.0$ 125.9$ Related party interest income, net (0.1) (2.4) (4.6) (12.9) - - Interest expense - - - 2.2 65.2 74.0 Income tax expense 34.5 50.5 55.7 58.0 56.7 42.4 Depreciation expense 44.3 48.0 44.4 47.3 49.0 57.1 Amortization expense 17.8 17.8 17.8 17.2 15.3 20.2 EBITDA (Non-GAAP Measure) 197.2$ 259.6$ 295.9$ 267.2$ 368.2$ 319.6$ [1] Acquisition-related costs - - - - - 25.4 [2] Restructuring charges 10.2 6.1 4.2 25.1 10.1 18.0 [3] Restructuring-related charges (adjustments) 0.5 5.3 3.7 12.7 (0.2) - [4] Gain on sale of asset - - - - - (4.3) [5] Recognition of actuarial losses and settlement charges - - - 0.2 2.9 2.7 [6] Purchase accounting cost of products sold - - - - - 2.2 [7] Separation costs - - - 15.4 2.4 - [8] Asset impairment charges 41.5 9.5 - 46.4 - - Adjusted EBITDA (Non-GAAP Measure) 249.4$ 280.5$ 303.8$ 367.0$ 383.4$ 363.6$ NET SALES 2,388.7$ 2,469.3$ 2,855.3$ 3,275.5$ 2,726.2$ 2,700.4$ Net Income Margin 4% 6% 6% 5% 7% 5% Adjusted EBITDA Margin % 10% 11% 11% 11% 14% 13% Reconciliation of Cash from Operating Activities to Free Cash Flow Cash From Operating Activities 148.6$ 204.6$ 148.2$ 235.6$ 405.6$ 292.0$ Cap Ex (30.9) (27.3) (51.6) (55.9) (57.3) (80.9) Free Cash Flow 117.7$ 177.3$ 96.6$ 179.7$ 348.3$ 211.1$ Fiscal Year Ended

FY Non-GAAP Reconciliations Tick Legend 17 [1] Acquisition-related costs are transaction and integration costs, including legal, accounting and other professional fees, severance, stock-based compensation, and other integration related costs. These charges are primarily recorded within selling, general and administrative expenses within the Condensed Consolidated Statements of Income. Acquisition-related costs are significantly impacted by the timing and complexity of the underlying acquisition related activities and are not indicative of the Company’s ongoing operating performance. The acquisition-related costs in fiscal 2024 are associated with the acquisition of Supreme Cabinetry Brands, Inc., which was announced in the second quarter of fiscal 2024 and closed early in the third quarter of fiscal 2024, and are comprised primarily of professional fees. [2] Restructuring charges are nonrecurring costs incurred to implement significant cost reduction initiatives and may consist of workforce reduction costs, facility closure costs, cessation of operations, and other costs to maintain certain facilities where operations have ceased, but which we are still responsible for. The restructuring charges for all periods presented include workforce reduction costs and other costs to maintain facilities that have been closed, but not yet sold. The fiscal 2024 restructuring charges also include an asset impairment charge associated with the decision to exit a leased manufacturing facility. [3] Restructuring-related charges are expenses directly related to restructuring initiatives that do not represent normal, recurring expenses necessary to operate the business, but cannot be reported as restructuring under GAAP. Such costs may include losses on disposal of inventories from exiting product lines and gains/losses on the sale of facilities closed as a result of restructuring actions. Restructuring-related adjustments are recoveries of previously recorded restructuring-related charges resulting from changes in estimates of accruals recorded in prior periods. The restructuring- related adjustments in fiscal 2023 are recoveries of previously recorded restructuring-related charges resulting from changes in estimates of accruals recorded in prior periods. [4] Gain on sale of asset relates to a gain resulting from the sale of facilities and land on December 12, 2024. The location was previously closed in conjunction with the consolidation of our warehouse facilities to enable efficiencies and increase annual savings. This facility sold for a purchase price of $6.6 million, resulting in a $4.3 million gain recognized as a separate component of non-operating income in the Condensed Consolidated Statements of Income. [5] We exclude the impact of actuarial gains and losses related to our U.S. defined benefit pension plan as they are not deemed indicative of future operations. In addition, during 2024, the Company offered a lump-sum benefit payout option to certain plan participants related to the decision to terminate our defined benefit pension plan, resulting in a $2.9 million non-cash settlement charge. [6] Purchase accounting cost of products sold relates to the fair market value adjustment required under GAAP for inventory obtained in the acquisition of Supreme Cabinetry Brands, Inc. All inventory obtained was sold in the third quarter of 2024. [7] Separation costs represent one-time costs incurred directly by MasterBrand related to the separation from Fortune Brands. [8] We exclude the impact of pre-tax impairment charges related to impairments of indefinite-lived tradenames.

Q3 2025 Non-GAAP Reconciliations 18 Note: See tick legend on slide 20

YTD 2025 Non-GAAP Reconciliations 19 Note: See tick legend on slide 20

[1] Acquisition-related costs are transaction and integration costs, including legal, accounting and other professional fees, severance, stock-based compensation, and other integration related costs. These charges are primarily recorded within selling, general and administrative expenses within the Condensed Consolidated Statements of Income. Acquisition-related costs are significantly impacted by the timing and complexity of the underlying acquisition related activities and are not indicative of the Company’s ongoing operating performance. The acquisition-related costs incurred in 2024 are associated with the acquisition of Supreme Cabinetry Brands, Inc., which was announced in the second quarter of fiscal 2024 and closed early in the third quarter of fiscal 2024. The acquisition-related costs in 2025 are primarily associated with the pending acquisition of American Woodmark, which is expected to close in early 2026. Costs for both acquisitions are comprised primarily of professional fees. [2] Restructuring charges are nonrecurring costs incurred to implement significant cost reduction initiatives and may consist of workforce reduction costs, facility closure costs, cessation of operations, and other costs to maintain certain facilities where operations have ceased, but which we are still responsible for. The restructuring charges for all periods presented primarily include costs related to workforce reductions, lease abandonment and asset disposals for facilities that have been closed, but not yet sold. [3] Restructuring-related charges are expenses directly related to restructuring initiatives that do not represent normal, recurring expenses necessary to operate the business, but cannot be reported as restructuring under GAAP. The restructuring-related charges for all periods presented primarily include losses on disposal of inventories from exiting product lines, losses on the sale of facilities closed as a result of restructuring actions, and costs resulting from the redeployment of equipment within the manufacturing footprint. [4] Costs related to pending insurance claims are excluded as they are not deemed indicative of future operations. The costs recognized in the third quarter of 2025 are related to the incurrence of insurable events within the manufacturing footprint. We are pursuing insurance recoveries and any funds received will be used to offset these costs in future periods. [5] We exclude the impact of actuarial gains and losses related to our U.S. defined benefit pension plan as they are not deemed indicative of future operations. In 2024, the Company made the decision to terminate our defined benefit pension plan. During the first half of 2025, the Company recognized a net settlement charge of $0.2 million related to the final valuation of the pension plan. [6] Non-recurring components of interest expense are one-time costs associated with the refinancing of debt facilities and usage of temporary debt facilities. The non-recurring components of interest expense in fiscal 2024 relate primarily to non-recurring write-offs of deferred financing costs resulting from the debt restructuring transaction. These charges are classified as interest expense within the Condensed Consolidated Statements of Income and are not indicative of the Company’s ongoing operating performance. [7] Purchase accounting cost of products sold relates to the fair market value adjustment required under GAAP for inventory obtained in the acquisition of Supreme Cabinetry Brands, Inc. All inventory obtained was sold in the third quarter of 2024. [8] Beginning in the second quarter of fiscal 2024 reporting, management began adding back amortization of intangible assets in calculating adjusted net income and adjusted diluted EPS for all periods presented. Non-cash amortization expenses are not indicative of the Company’s ongoing operations. [9] In order to calculate Adjusted Net Income, each of the items described in Items [1] - [8] above reflect tax effects based upon an estimated annual effective income tax rate of 25.0 percent, inclusive of recurring permanent differences and the net effect of state income taxes and excluding the impact of discrete income tax items. Discrete items are recorded in the relevant period identified and include, but are not limited to, changes in judgment or estimates of uncertain tax positions related to prior periods, return-to-provision adjustments, the tax effect of relevant stock-based compensation items, and certain changes in valuation allowances for the realizability of deferred tax assets. Management believes this approach assists investors in understanding the income tax provision and the estimated annual effective income tax rate related to ongoing operations. 2025 Non-GAAP Reconciliations Tick Legend 20

Non-GAAP Reconciliations 21 CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited) September 28, September 29, (U.S. Dollars presented in millions) 2025 2024 ASSETS Current assets Cash and cash equivalents ........................................................................................ $ 114.8 $ 108.4 Accounts receivable, net ........................................................................................... 218.4 216.1 Inventories ................................................................................................................ 272.4 299.4 Other current assets .................................................................................................. 84.4 63.0 TOTAL CURRENT ASSETS ......................................................................... 690.0 686.9 Property, plant and equipment, net ........................................................................... 481.1 456.7 Operating lease right-of-use assets, net .................................................................... 113.3 71.3 Goodwill ................................................................................................................... 1,126.9 1,129.4 Other intangible assets, net ....................................................................................... 553.3 577.9 Other assets ............................................................................................................... 37.3 38.0 TOTAL ASSETS .............................................................................................. $ 3,001.9 $ 2,960.2 LIABILITIES AND EQUITY Current liabilities Accounts payable...................................................................................................... $ 182.5 $ 175.3 Current operating lease liabilities ............................................................................. 19.7 16.8 Other current liabilities ............................................................................................. 167.7 186.3 TOTAL CURRENT LIABILITIES ............................................................... 369.9 378.4 Long-term debt ................................................................................................................ 954.1 1,062.3 Deferred income taxes ..................................................................................................... 172.5 154.0 Pension and other postretirement plan liabilities ............................................................. 3.6 7.5 Operating lease liabilities ................................................................................................ 102.4 56.7 Other non-current liabilities ............................................................................................. 15.9 13.7 TOTAL LIABILITIES .................................................................................... 1,618.4 1,672.6 Stockholders' equity ......................................................................................................... 1,383.5 1,287.6 TOTAL EQUITY ...................................................................................... 1,383.5 1,287.6 TOTAL LIABILITIES AND EQUITY .......................................................... $ 3,001.9 $ 2,960.2 Reconciliation of Net Debt to Adjusted EBITDA Long-term debt ....................................................................................................................... 954.1 1,062.3 Less: Cash and cash equivalents ............................................................................................ (114.8) (108.4) Net Debt .................................................................................................................................. $ 839.3 $ 953.9 Adjusted EBITDA for Prior Fiscal Year ................................................................................. 363.6 383.4 Less: Prior Period Adjusted EBITDA .................................................................................... (289.0) (297.6) Plus: Current Period Adjusted EBITDA ................................................................................ 263.1 289.0 Adjusted EBITDA (trailing twelve months) ........................................................................... $ 337.7 $ 374.8 Net Debt to Adjusted EBITDA ............................................................................................... 2.5x 2.5x

Non-GAAP Reconciliations 22 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) 39 Weeks Ended 39 Weeks Ended September 28, September 29, (U.S. Dollars presented in millions) 2025 2024 OPERATING ACTIVITIES Net income .............................................................................................................................. $ 68.7 $ 111.9 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation .................................................................................................................. 51.2 39.5 Amortization of intangibles ........................................................................................... 19.2 13.7 Restructuring charges, net of cash payments ................................................................. 3.0 4.3 Amortization of finance fees ......................................................................................... 2.1 8.2 Stock-based compensation ............................................................................................ 15.2 16.8 Recognition of pension settlement charge ..................................................................... 0.2 — Changes in operating assets and liabilities: Accounts receivable ...................................................................................................... (26.6) (2.3) Inventories ..................................................................................................................... 4.4 (32.5) Other current assets ....................................................................................................... (9.7) (1.8) Accounts payable .......................................................................................................... (2.2) 18.0 Accrued expenses and other current liabilities .............................................................. (27.5) (3.5) Other items .................................................................................................................... 10.8 4.6 NET CASH PROVIDED BY OPERATING ACTIVITIES .................................................................................. 108.8 176.9 INVESTING ACTIVITIES ..................................................................................................................................... Capital expenditures ...................................................................................................... (43.8) (34.6) Proceeds from the disposition of assets ......................................................................... 3.7 8.4 Acquisition of business, net of cash acquired................................................................ — (515.7) NET CASH USED IN INVESTING ACTIVITIES ............................................................................................... (40.1) (541.9) FINANCING ACTIVITIES .................................................................................................................................... Issuance of long-term and short-term debt .................................................................... 150.0 1,130.0 Repayments of long-term and short-term debt .............................................................. (205.0) (767.5) Payment of financing fees ............................................................................................. — (17.8) Repurchase of common stock ........................................................................................ (18.1) (6.5) Payments of employee taxes withheld from share-based awards .................................. (4.8) (5.3) Other items .................................................................................................................... (1.9) (1.6) NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES ................................................................ (79.8) 331.3 Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash ........ 4.9 (5.6) NET DECREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH ......................................... $ (6.2) $ (39.3) Cash, cash equivalents, and restricted cash at beginning of period ........................................ $ 121.6 $ 148.7 Cash, cash equivalents, and restricted cash at end of period ................................................... $ 115.4 $ 109.4 Cash and cash equivalents ...................................................................................................... $ 114.8 $ 108.4 Restricted cash included in other assets .................................................................................. 0.6 1.0 Total cash, cash equivalents and restricted cash ..................................................................... $ 115.4 $ 109.4 Reconciliation of Free Cash Flow Net cash provided by operating activities ............................................................................... $ 108.8 $ 176.9 Less: Capital expenditures ...................................................................................................... (43.8) (34.6) Free cash flow ......................................................................................................................... $ 65.0 $ 142.3

Q3 % Change YTD % Change 2024 Net Sales (millions) 718.1$ 2,032.7$ Volume (38.3) -5% (121.4) -6% Net ASP 1 19.3 3% 48.8 2% Acquisition of Supreme 0 0% 131.5 6% Foreign Currency (0.2) 0% (1.5) 0% 2025 Net Sales (millions) 698.9$ -3% 2,090.1$ 3% 1 Net ASP (Average Selling Price) includes price/mix and other factors that could impact this measure Prior Year to Current Year Net Sales Walk 23